Exhibit 10.4

When Recorded Return To:

SNELL & WILMER L.L.P.
One South Church Avenue
Suite 1500
Tucson, Arizona 85701-1630
Attention:  Curt D. Reimann, Esq.

Recorder's Use

DEED OF TRUST AND FIXTURE FILING
(With Assignment of Rents and Security Agreement)
(VARIABLE RATE)

THIS DOCUMENT SERVES AS A FIXTURE FILING UNDER SECTION 9502 OF THE CALIFORNIA COMMERCIAL CODE.

THIS DEED OF TRUST SECURES A PROMISSORY NOTE WITH AN INTEREST RATE WHICH VARIES ACCORDING TO CHANGES IN THE PRIME RATE IN ACCORDANCE WITH THE SECURED PROMISSORY NOTE BY TRUSTOR IN FAVOR OF BENEFICIARY

THIS DEED OF TRUST AND FIXTURE FILING (With Assignment of Rents and Security Agreement) (as it may be amended and modified from time to time, the “Deed of Trust”) is made as of AUgust ___, 2016, by ZALANTA RESORT AT THE VILLAGE - PHASE II, LLC, a California limited liability company (“Trustor”), whose mailing address is 2221 Olympic Boulevard, Walnut Creek, California 94595, FIRST AMERICAN TITLE COMPANY, a California corporation (“Trustee”), whose mailing address is 3281 East Guasti Road, Suite 440, Ontario, California 91761, and WESTERN ALLIANCE BANK, an Arizona corporation (“Beneficiary”), whose mailing address is 5335 Kietzke Lane, Suite 200, Reno, Nevada 89511.

FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Trustor hereby irrevocably grants, transfers, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and security of Beneficiary under and subject to the terms and conditions hereinafter set forth, that certain real property located in the City of South Lake Tahoe, County of El Dorado, State of California, more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the “Premises”);

TOGETHER WITH any and all buildings, structures and other improvements and all additions or alterations thereto or replacements thereof, now or hereafter erected on the Premises including, without limitation, fixtures, attachments, appliances, equipment, machinery, and other personal property attached to such buildings and other improvements (the “Improvements”), all of which shall be deemed and construed to be a part of the real property;

TOGETHER WITH all rents, issues, profits, damages, royalties, income and other benefits now or hereafter derived from the Premises and the Improvements (collectively the “Rents”), subject to the terms and provisions of Article II of this Deed of Trust with respect to all leases and subleases of the Premises or Improvements now or hereafter existing or entered into, or portions thereof, granted by Trustor, and further subject to the right, power and authority hereinafter given to Trustor to collect and apply such Rents;

TOGETHER WITH all right, title and interest of Trustor under and with respect to any covenants, conditions and restrictions affecting the property (including, without limitation, all of Trustor’s rights as “declarant” under any such covenants, conditions and restrictions, all of Trustor’s rights to become “declarant” under any such covenants, conditions and restrictions, and all of Trustor’s voting, approval and other rights under any such covenants, conditions and restrictions);

TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Premises or the Improvements (including, without limitation, all rights under purchase agreements, payment and performance agreements, and development covenants, conditions and restrictions);

TOGETHER WITH all easements, rights-of-way and other rights now owned or hereafter acquired by Trustor used in connection with the Premises or the Improvements or as a means of access thereto (including, without limitation, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto) and all water and water rights and shares of stock evidencing the same;

TOGETHER WITH all leasehold estate, right, title and interest of Trustor in and to all leases or subleases covering the Premises or the Improvements or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Trustor thereunder including, without limitation, all rights of Trustor against guarantors thereof, all cash or security deposits, advance rentals, and deposits or payments of similar nature (collectively, the “Leases”);

TOGETHER WITH all right, title and interest now owned or hereafter acquired by Trustor in and to any greater estate in the Premises or the Improvements;

TOGETHER WITH all right, title, and interest of Trustor in (i) the property and interests in property described on Exhibit B attached hereto and incorporated herein by reference, (ii) all other personal property now or hereafter owned by Trustor that is now or hereafter located on or used in connection with the Premises or the Improvements, (iii) all other rights and interests of Trustor now or hereafter held in personal property that is now or hereafter located on or used in connection with the Premises or the Improvements, (iv) all personal property and rights and interests in personal property of similar type or kind hereafter acquired by Trustor, and (v) all proceeds thereof (such personal property and proceeds are referred to herein collectively as the “Personal Property”);

TOGETHER WITH all right, title and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises;

TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity (including, without limitation, claims or demands with respect to the proceeds of insurance in effect with respect thereto) that Trustor now has or may hereafter acquire in the Premises, the Improvements, the Personal Property, or any other part of the Trust Estate (as defined below), and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Trust Estate (including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages);

TOGETHER WITH all proceeds of the foregoing.

The entire estate, property, right, title and interest hereby conveyed to Trustee may hereafter be collectively referred to as the “Trust Estate.”

FOR THE PURPOSE OF SECURING (in such order of priority as Beneficiary may elect) the following (the “Obligations”):

(a)           payment of indebtedness in the total principal amount of up to $31,000,000.00 (“Loan”), with interest thereon, evidenced by that certain Secured Promissory Note of even date herewith (as the same may be amended, modified, extended, renewed or replaced from time to time, the “Note”) executed by ZALANTA RESORT AT THE VILLAGE, LLC, a California limited liability company, and ZALANTA RESORT AT THE VILLAGE - PHASE II, LLC, a California limited liability company (individually and collectively, jointly, severally and jointly and severally, the “Borrower”) pursuant to that certain Construction Loan Agreement by and between Borrower, as borrower, and Beneficiary, as lender (as it may be amended, modified, extended, and renewed from time to time, the “Loan Agreement”).  The Loan Agreement contains a provision providing for a variable rate of interest on the Loan;

(b)           payment of all sums advanced by Beneficiary to protect the Trust Estate, with interest thereon equal to the default interest rate set forth in the Loan Agreement (which rate of interest is hereinafter referred to as the “Agreed Rate”);

(c)           payment of all other sums, with interest thereon, that may hereafter be loaned to Trustor, or its successors or assigns, by Beneficiary, or its successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust;

(d)           performance of every obligation of Trustor contained in the Loan Documents (as defined below);

 (f)           performance of every obligation of Trustor contained in any agreement, document, or instrument now or hereafter executed by Trustor reciting that the obligations thereunder are secured by this Deed of Trust, including, without limitation, all other obligations, agreements or indebtedness between Trustor and any affiliate of Beneficiary;

(g)           for the benefit of Beneficiary, compliance with and performance of each and every provision of any declaration of covenants, conditions and restrictions, any maintenance, easement and party wall agreement, or any other agreement, document, or instrument by which the Trust Estate is bound or may be affected; and

(h)           all modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; or (ii) modifications extensions or renewals at a different rate of interest whether or not, in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note.

This Deed of Trust, the Note, the Loan Agreement, and any other deeds of trust, mortgages, agreements, guaranties or other instruments given to evidence or further secure the payment and performance of any or all of the Obligations, as the foregoing may be amended, modified, extended, or renewed from time to time may hereinafter be collectively referred to as the “Loan Documents.”

FUTURE ADVANCES.  This Deed of Trust secures future advances made by Beneficiary in accordance with the terms of the Loan Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THIS DEED OF TRUST DOES NOT, AND SHALL NOT IN ANY EVENT BE DEEMED TO, SECURE THE OBLIGATIONS OWING TO BENEFICIARY UNDER: (A) ANY ENVIRONMENTAL INDEMNITY AGREEMENT EXECUTED IN CONNECTION WITH THE LOAN (OR ANY OBLIGATIONS THAT ARE THE SUBSTANTIAL EQUIVALENT THEREOF); OR (B) ANY GUARANTY OF THE LOAN.

TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

ARTICLE I
COVENANTS AND AGREEMENTS OF TRUSTOR

1.01 Payment and Performance of Secured Obligations.  Trustor shall pay when due and/or perform each of the Obligations.

1.02 Maintenance, Repair, Alterations.  Trustor shall keep the Trust Estate in good condition and repair. Subject to the terms and provisions of the Loan Agreement, Trustor shall not remove, demolish, or substantially alter any of the Improvements, except with the prior written consent of Beneficiary.  Trustor shall complete promptly and in a good and workmanlike manner any Improvement that may be now or hereafter constructed on the Premises and promptly restore in like manner any Improvements that may be damaged or destroyed from any cause whatsoever and pay when due all claims for labor performed and materials furnished therefor.  Trustor shall comply with all Requirements (as defined below) and shall not suffer to occur or exist any violation of any Requirement.  Trustor shall not commit or permit any waste or deterioration of the Trust Estate, and, to the extent allowed by law, shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair.  Trustor shall perform its obligations under each Lease.  “Requirement” and “Requirements” mean, respectively, each and all obligations and requirements now or hereafter in effect by which Trustor or the Trust Estate are bound or which are otherwise applicable to the Trust Estate, construction of any Improvements on the Trust Estate, or operation, occupancy or use of the Trust Estate (including, without limitation (i) such obligations and requirements imposed by common law or any law, statute, ordinance, regulation, or rule (federal, state, or local), and (ii) such obligations and requirements of, in, or in respect of (A) any consent, authorization, license, permit, or approval relating to the Trust Estate, (B) any condition, covenant, restriction, easement, or right-of-way reservation applicable to the Trust Estate, (C) any Lien or Encumbrance (as defined below), (D) any other agreement, document, or instrument to which Trustor is a party or by which Trustor or the Trust Estate is bound or affected, and (E) any order, writ, judgment, injunction, decree, determination, or award of any arbitrator, other private adjudicator, court, government, or governmental authority (federal, state, or local) to which Trustor is a party or by which Trustor or the Trust Estate is bound or affected).

1.03 Required Insurance.  Trustor shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force with respect to the Trust Estate, at no expense to Trustee or Beneficiary, policies of insurance in forms and amounts and issued by companies reasonably satisfactory to Beneficiary covering such casualties, risks, perils, liabilities and other hazards as is required under the Loan Agreement.  All such policies of insurance required by the terms of this Deed of Trust or the Loan Agreement shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor or any party holding under Trustor that might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or deductions against Trustor.

1.04 Delivery of Policies, Payment of Premiums.

(a) At Beneficiary’s option all policies of insurance shall either have attached thereto a lender’s loss payable endorsement for the benefit of Beneficiary in form satisfactory to Beneficiary or shall name Beneficiary as an additional insured.  Trustor shall furnish Beneficiary with certificates of insurance for each required policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the period of coverage.  If Beneficiary consents, Trustor may provide any of the required insurance through blanket policies carried by Trustor and covering more than one location, or by policies procured by a tenant or other party holding under Trustor; provided, however, all such policies shall meet the requirements referred to in Section 1.03.  At least thirty (30) days prior to the expiration of each required policy, Trustor shall deliver to Beneficiary evidence reasonably satisfactory to Beneficiary of the payment of premium and the renewal or replacement of such policy continuing insurance in form as required by this Deed of Trust.  All such policies shall contain a provision that, notwithstanding any contrary agreement between Trustor and insurance company, such policies will not be canceled, allowed to lapse without renewal, surrendered or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days’ prior written notice to Beneficiary.

(b) In the event Trustor fails to obtain, maintain, or deliver to Beneficiary the policies of insurance with respect to the Trust Estate required by this Deed of Trust, Beneficiary may, at Beneficiary’s election, but without any obligation so to do, procure such insurance or single-interest insurance for such risks covering Beneficiary’s interest, and Trustor will pay all premiums thereon promptly upon demand by Beneficiary, and until such payment is made by Trustor, the amount of all such premiums shall bear interest at the Agreed Rate.  Upon the occurrence and during the continuation of an Event of Default, if requested by Beneficiary, Trustor shall deposit with Beneficiary in monthly installments, an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust (funds deposited for this purpose are referred to as “Insurance Impounds”).  In such event Trustor further agrees to cause all bills, statements, or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Beneficiary.  Upon receipt of such bills, statements, or other documents evidencing that a premium for a required policy is then payable, and provided there are sufficient Insurance Impounds, Beneficiary shall timely pay such amounts as may be due thereunder out of the Insurance Impounds.  If at any time and for any reason the Insurance Impounds are or will be insufficient to pay such amounts as may be then or subsequently due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary.  Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of Insurance Impounds or to be obligated to pay any amounts in excess of the amount of the Insurance Impounds, nor shall anything contained herein modify the obligation of Trustor set forth in Section 1.03 to obtain and maintain insurance.  Beneficiary may commingle Insurance Impounds with its own funds, and Trustor shall not be entitled to interest thereon.  Beneficiary may reserve for future payments of premiums such portion of Insurance Impounds as Beneficiary in its absolute and sole discretion deems proper.  If Trustor fails to deposit with Beneficiary sums sufficient to pay fully such premiums at least thirty (30) days before delinquency thereof, Beneficiary may, at Beneficiary’s election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Beneficiary upon demand with interest from the date advanced at the Agreed Rate, or at the option of Beneficiary the latter may, without making any advance whatever, apply any Insurance Impounds to payment of the Obligations in such order as Beneficiary may determine, notwithstanding that such Obligations may not yet be due.  Upon the occurrence of an Event of Default, Beneficiary may, at any time, at Beneficiary’s option, apply any Insurance Impounds or Impositions Impounds under this Section 1.04 or Section 1.08, any funds paid as Rents, and any other funds of Trustor held by Beneficiary to payment of any of the Obligations, in such manner and order as Beneficiary may elect, notwithstanding that such Obligations may not yet be due.

1.05 Casualties; Insurance Proceeds.

(a) Trustor shall give prompt written notice thereof to Beneficiary after the happening of any casualty to or in connection with the Trust Estate or any part thereof, whether or not covered by insurance.  All proceeds of insurance are hereby assigned to Beneficiary, and Trustor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Beneficiary.  If Trustor receives any proceeds of insurance resulting from such casualty, Trustor shall promptly pay over such proceeds to Beneficiary.  Except as provided in the Loan Agreement, all proceeds of insurance will be applied by Beneficiary to payment of the Obligations in such order as Beneficiary shall determine.

(b) Trustor shall not be excused from repairing or maintaining the Trust Estate as provided in Section 1.02 hereof or restoring all damage or destruction to the Trust Estate, regardless of whether or not there are insurance proceeds available to Trustor or whether any such proceeds are sufficient in amount, and the application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such default or notice of default.

1.06 Assignment of Policies Upon Foreclosure.  In the event of foreclosure of this Deed of Trust, whether by judicial proceedings or a sale under the power of sale, or any other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the Obligations, all right, title and interest of Trustor in and to all policies of insurance required by Section 1.03 shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Trust Estate, to the extent such policies are assignable pursuant to the terms thereof.

1.07 Indemnification; Subrogation; Waiver of Offset.

(a) If Beneficiary is made a party to any litigation concerning the Note, this Deed of Trust, any of the Loan Documents, the Trust Estate or any part thereof or interest therein, or the occupancy of the Trust Estate by Trustor, then Trustor shall indemnify, defend and hold Beneficiary harmless for, from and against all liability by reason of said litigation, including reasonable attorneys’ fees and expenses incurred by Beneficiary as a result of any such litigation, whether or not any such litigation is prosecuted to judgment.  Beneficiary may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Trustor, Trustor shall pay Beneficiary reasonable attorneys’ fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Trustor by reason of its breach.

(b) Trustor waives any and all right to claim or recover against Beneficiary, its successors and assigns, their directors, officers, employees, agents and representatives, for loss of or damage to Trustor, the Trust Estate, Trustor’s property or the property of others under Trustor’s control from any cause insured against or required to be insured against by this Deed of Trust.

(c) All sums payable by Trustor pursuant to this Deed of Trust shall be paid without notice (except for such notice as may be expressly required hereunder or under the other Loan Documents), demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of:  (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention  of or interference by any Person (as defined below) with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim that Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms of the Loan Documents or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor shall have notice or knowledge of any of the foregoing.  Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.  “Person” means any natural person, any unincorporated association, any corporation, any partnership, any limited liability company, any joint venture, any trust, any other legal entity, or any governmental authority (federal, state, local or foreign).

1.08 Impositions.

(a) Trustor shall pay, or cause to be paid, prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, (including, without limitation, non-governmental levies or assessments such as maintenance charges, levies, or charges resulting from covenants, conditions and restrictions affecting the Trust Estate) that are assessed or imposed upon the Trust Estate or become due and payable and that create, may create, or appear to create a lien upon the Trust Estate (the above are sometimes referred to herein individually as an “Imposition” and collectively as “Impositions”), provided, however, that if by law any Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same becomes due and before any fine, penalty, interest, or cost may be added thereto for the nonpayment of any such installment and interest.

(b) If at any time after the date hereof there shall be assessed or imposed a fee, tax, or assessment on Beneficiary and measured by or based in whole or in part upon this Deed of Trust or the outstanding amount of the Obligations, then all such taxes, assessments or fees shall be deemed to be included within the term “Impositions” as defined in Section 1.08(a) and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions.  If Trustor fails to pay such Impositions prior to delinquency, Beneficiary may, at its option, declare all or part of the Obligations, immediately due and payable.  If Trustor is prohibited by law from paying such Impositions, Beneficiary may, at its option, declare all or part of the Obligations due and payable on a date which is not less than six (6) months from the date such prohibition is imposed on Trustor.

(c) Subject to the provisions of Section 1.08(d) and upon request by Beneficiary, Trustor shall deliver to Beneficiary within thirty (30) days after the date upon which any Imposition is due and payable by Trustor official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

(d) Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any Imposition by appropriate proceedings, but this shall not be deemed or construed in any way as relieving, modifying, or extending Trustor’s covenant to pay any such Imposition at the time and in the manner provided in this Section 1.08, unless Trustor has given prior written notice to Beneficiary of Trustor’s intent to so contest or object to an Imposition, and unless, in Beneficiary’s absolute and sole discretion, (i) Trustor shall demonstrate to Beneficiary’s satisfaction that the proceedings to be initiated by Trustor shall conclusively operate to prevent the sale of the Trust Estate or any part thereof or interest therein to satisfy such Imposition prior to final determination of such proceedings, (ii) Trustor shall furnish a good and sufficient bond or surety as requested by and satisfactory to Beneficiary, or (iii) Trustor shall demonstrate to Beneficiary’s satisfaction that Trustor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

(e) Upon the occurrence and during the continuation of an Event of Default, if requested by Beneficiary, Trustor shall pay to Beneficiary an initial cash deposit in an amount adequate to pay all Impositions for the ensuing tax fiscal year and shall thereafter continue to deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth (1/12) of the sum of the annual Impositions reasonably estimated by Beneficiary, for the purpose of paying the installment of Impositions next due (funds deposited for this purpose are referred to as “Impositions Impounds”).  In such event, Trustor further agrees to cause all bills, statements, or other documents relating to Impositions to be sent or mailed directly to Beneficiary.  Upon receipt of such bills, statements, or other documents, and providing there are sufficient Impositions Impounds, Beneficiary shall timely pay such amounts as may be due thereunder out of the Impositions Impounds.  If at any time and for any reason the Impositions Impounds are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary may notify Trustor and upon such notice Trustor shall deposit immediately an amount equal to such deficiency with Beneficiary.  Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of Impositions Impounds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section 1.08(e).  Beneficiary may commingle Impositions Impounds with its own funds and shall not be obligated to pay any interest on any Impositions Impounds.  Beneficiary may reserve for future payment of Impositions such portion of Impositions Impounds as Beneficiary may in its absolute and sole discretion deem proper.  If Trustor fails to deposit with Beneficiary sums sufficient to fully pay such Impositions at least thirty (30) days before delinquency thereof, Beneficiary may, at Beneficiary’s election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Beneficiary upon demand together with interest thereon at the Agreed Rate from the date of such advance, or at the option of Beneficiary the latter may, without making any advance whatever, apply any Impositions Impounds held by it upon any of the Obligations in such order as Beneficiary may determine, notwithstanding that such Obligations may not yet be due.

(f) Trustor shall not initiate or suffer to occur or exist the joint assessment of any real and personal property included in the Trust Estate or any other procedure whereby the lien of real property taxes and the lien of personal property taxes shall be assessed, levied, or charged to the Trust Estate as a single lien.

1.09 Utilities.  Trustor shall pay when due all charges that are incurred by Trustor for the benefit of the Trust Estate or that may become a charge or lien against the Trust Estate for gas, electricity, water, sewer, or other services furnished to the Trust Estate.

1.10 Actions Affecting Trust Estate.  Trustor shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and shall pay all costs and expenses (including, without limitation, costs of evidence of title, litigation, and attorneys’ fees) in any such action or proceeding in which Beneficiary or Trustee may appear.

1.11 Actions By Trustee or Beneficiary.  If Trustor fails to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Beneficiary and/or Trustee, each in its absolute and sole discretion, without obligation so to do, without releasing Trustor from any obligation, and with only such notice to or demand upon Trustor as may be reasonable under the then existing circumstances, but in no event exceeding ten (10) days prior written notice, may make or do the same in such manner and to such extent as either may deem necessary or appropriate.  In connection therewith (without limiting their general powers, whether conferred herein, in another Loan Document or by law), Beneficiary and Trustee shall have and are hereby given the right, but not the obligation, (a) to enter upon and take possession of the Trust Estate; (b) to make additions, alterations, repairs and improvements to the Trust Estate that they or either of them may consider necessary or appropriate to keep the Trust Estate in good condition and repair; (c) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (d) to pay, purchase, contest or compromise any Lien or Encumbrance (as defined below) or alleged Lien or Encumbrance whether superior or junior to this Deed of Trust; and (e) in exercising such powers, to pay necessary expenses (including, without limitation, expenses of employment of counsel or other necessary or desirable consultants).  Trustor shall, immediately upon demand therefor by Beneficiary and Trustee or either of them, pay to Beneficiary and Trustee an amount equal to all respective costs and expenses incurred by them in connection with the exercise by either Beneficiary or Trustee or both of the foregoing rights (including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver’s, trustee’s and attorneys’ fees) together with interest thereon from the date of such expenditures at the Agreed Rate.

1.12 Transfer of Trust Estate by Trustor.  In order to induce Beneficiary to make the Loan, Trustor agrees that, in the event of any Transfer (as hereinafter defined), without the prior written consent of Beneficiary, Beneficiary shall have the absolute right, at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable.  Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.  Beneficiary may grant or deny such consent in its sole discretion and, if consent should be given, any such Transfer shall be subject to this Deed of Trust, and such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein.  Such assumption shall not, however, release Trustor or any maker or guarantor (if any) of the Note from any liability thereunder without the prior written consent of Beneficiary.  As used herein, “Transfer” shall mean:

(i) any sale, transfer, conveyance, pledge, hypothecation, assignment, mortgage, grant of security interest in, encumbrance, lease or vesting of the Trust Estate or any part thereof or interest therein to or in any Person, whether voluntary, involuntary, by operation of law, or otherwise, except the Permitted Exceptions (as such term is defined in Exhibit C attached hereto and incorporated herein by reference);

(ii) any sale, transfer, assignment, conveyance, hypothecation, encumbrance or vesting of any beneficial interest in Trustor or any beneficiary, partner, member, or shareholder in Trustor to or in any Person (if Trustor or any partner, member or shareholder in Trustor is a trust) whether voluntary, involuntary, by operation of law, or otherwise, except the Permitted Exceptions;

(iii) any sale, transfer, assignment, conveyance, hypothecation, encumbrance or vesting of any general partnership interest in Trustor or any beneficiary, partner, member, or shareholder in Trustor to or in any Person (if Trustor or any beneficiary, partner, member or shareholder in Trustor is a partnership) whether voluntary, involuntary, by operation of law, or otherwise, except the Permitted Exceptions;

(iv) any sale, transfer, assignment, conveyance, hypothecation, encumbrance or vesting of any member interest in Trustor or any beneficiary, partner, member, or shareholder in Trustor to or in any Person (if Trustor or any beneficiary, partner, member, or shareholder in Trustor is a limited liability company) whether voluntary, involuntary, by operation of law, or otherwise, except the Permitted Exceptions;

(v) any sale, transfer, assignment, conveyance, hypothecation, encumbrance or vesting of any shares of stock in Trustor or any beneficiary, partner, member or shareholder in Trustor to or in any Person or any consolidation or merger of Trustor or any beneficiary, partner, member, or shareholder in Trustor into or with any Person (if Trustor or any beneficiary, partner, member, or shareholder in Trustor is a corporation) whether voluntary, involuntary, by operation of law, or otherwise, except the Permitted Exceptions;

(vi) any sale, transfer, assignment, conveyance, hypothecation, encumbrance or vesting of any other legal or beneficial interest in Trustor or any beneficiary, partner, member, or shareholder in Trustor whether voluntary, involuntary, by operation of law or otherwise, except the Permitted Exceptions; or

(vii) the execution of any agreements to do any of the foregoing, except the Permitted Exceptions.

1.13 Eminent Domain.

(a) In the event that any proceeding or action be commenced for the taking of the Trust Estate, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation (including, without limitation, inverse condemnation) or otherwise (hereinafter collectively referred to as a “Taking”), or if the same be taken or damaged by reason of any public improvement or Taking, or should Trustor receive any notice or other information regarding such Taking or damage, Trustor shall give prompt written notice thereof to Beneficiary.  All compensation, awards, damages, rights of action and proceeds awarded to Trustor by reason of any such Taking or damage or received by Trustor as the result of a transfer in lieu of a Taking (the “Condemnation Proceeds”) are hereby assigned to Beneficiary, and Trustor agrees to execute such further assignments of the Condemnation Proceeds as Beneficiary or Trustee may require.  If Trustor receives any Condemnation Proceeds, Trustor shall promptly pay over such proceeds to Beneficiary.  All Condemnation Proceeds will be applied by Beneficiary to payment of the Obligations in such order as Beneficiary shall determine. Beneficiary is hereby authorized and empowered by Trustor, at Beneficiary’s option and in Beneficiary’s sole discretion, as attorney-in-fact for Trustor, to settle, adjust, or compromise any claim for loss or damage in connection with any Taking or proposed Taking and, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name and/or on behalf of Trustor any such action or proceeding arising out of or relating to a Taking or proposed Taking.

(b) Trustor shall not be excused from repairing or maintaining the Trust Estate as provided in Section 1.02 or restoring all damage or destruction to the Trust Estate, regardless of whether or not there are Condemnation Proceeds available to Trustor or whether any such Condemnation Proceeds are sufficient in amount.  The application or release of the Condemnation Proceeds shall not cure or waive any default or notice of default hereunder or under any other Loan Document or invalidate any act done pursuant to such default or notice of default.

1.14 Additional Security.  No other security now existing, or hereafter taken, to secure the obligations secured hereby shall be impaired or affected by the execution of this Deed of Trust.  All security for the Obligations from time to time shall be taken, considered and held as cumulative.  Any taking of additional security, execution of partial releases of the security, or any extension of the time of payment of, or modification of other terms of any of the Obligations shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, guarantor, surety or endorser for the payment or performance of any of the Obligations.  In the event Beneficiary at any time holds additional security for any of the Obligations, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently with, or after a sale or realization is made hereunder.

1.15 Appointment of Successor Trustee.  Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the county in which the Trust Estate is located and by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder, and such successor(s) shall, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of such predecessor.

1.16 Inspections.  Beneficiary, and its agents, representatives officers, and employees, are authorized to enter at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts Beneficiary is authorized to perform hereunder or under the terms of any of the Loan Documents.

1.17 Ownership and Liens and Encumbrances.  Trustor is, and as to any portion of the Trust Estate acquired hereafter will upon such acquisitions be, and shall remain the owner of the Trust Estate free and clear of any Liens and Encumbrances.  Trustor shall not grant, shall not suffer to exist, and shall pay and promptly discharge, at Trustor’s cost and expense, all Liens and Encumbrances and any claims thereof upon the Trust Estate, or any part thereof or interest therein.  Trustor shall notify Beneficiary immediately in writing of any Lien or Encumbrance or claim thereof.  Trustor shall have the right to contest in good faith the validity of any involuntary Lien or Encumbrance, provided Trustor shall first deposit with Beneficiary a bond or other security satisfactory to Beneficiary in such amount as Beneficiary shall reasonably require, but not more than one hundred fifty percent (150%) of the amount of the claim, and provided further that if Trustor loses such contest, Trustor shall thereafter diligently proceed to cause such Lien or Encumbrance to be removed and discharged.  If Trustor shall fail to remove and discharge any Lien or Encumbrance or claim thereof, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, after only such notice to Trustor as may be reasonable under the then existing circumstances, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such Lien or Encumbrance by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law.  Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any Lien or Encumbrance or claim thereof, together with interest thereon from the date of each such expenditure at the Agreed Rate.  Such costs and expenses shall be secured by this Deed of Trust.  “Lien or Encumbrance” and “Liens and Encumbrances” mean, respectively, each and all of the following in respect of the Trust Estate:  leases, other rights to occupy or use, mortgages, deeds of trust, pledges, security agreements, assignments, assignments as security, conditional sales, title retention arrangements or agreements, conditions, covenants, and restrictions, and other charges, liens, encumbrances, or adverse interests, whether voluntarily or involuntarily created and regardless of whether prior or subordinate to any estate, right, title, or interest granted to Trustee or Beneficiary in this Deed of Trust, excluding from the foregoing the Permitted Exceptions.

1.18 Trustee’s Powers.  At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and without affecting the personal liability of any person for payment of the Obligations or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (a) reconvey any part of said Trust Estate, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the lien or charge hereof.

1.19 Beneficiary’s Powers.  Without affecting the liability of any Person liable for the payment of the Obligations herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the Obligations, Beneficiary may, from time to time and without notice (a) release any person so liable, (b) extend the Obligations, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed, at any time at Beneficiary’s option any parcel, portion or all of the Trust Estate, (e) take or release any other or additional security or any guaranty for any Obligation herein mentioned, or (f) make compositions or other arrangements with debtors in relation thereto.

1.20 Financial Statements.  Trustor shall deliver to Beneficiary such financial statements , balance sheets, profit and loss statements, operating statements, income and expense statements and other financial information in such detail and at the times required by the Loan Agreement.  All such statements shall be prepared in accordance with the requirements of the Loan Agreement.  Beneficiary shall have the right to audit, inspect and copy all of Trustor’s books and records, relating thereto.

1.21 Trade Names.   At the request of Beneficiary from time to time, Trustor shall execute a certificate in form satisfactory to Beneficiary listing the trade names or fictitious business names under which Trustor intends to operate the Trust Estate or any business located thereon and representing and warranting that Trustor does business under no other trade names or fictitious business names with respect to the Trust Estate.  Trustor shall immediately notify Beneficiary in writing of any change in said trade names or fictitious business names, and will, upon request of Beneficiary, authorize any additional financing statements and execute any other certificates necessary to reflect the change in trade names or fictitious business names.

1.22 Leasehold.  If a leasehold estate constitutes a portion of the Trust Estate, Trustor agrees not to amend, modify, extend, renew or terminate such leasehold estate, any interest therein, or the lease granting such leasehold estate without the prior written consent of Beneficiary, which consent may be withheld by Beneficiary in its absolute and sole discretion.  Consent to one amendment, modification, extension or renewal shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, modifications, extensions or renewals.  Trustor agrees to perform all obligations and agreements under said leasehold and shall not take any action or omit to take any action which would effect or permit the termination of said leasehold.  Trustor agrees to promptly notify Beneficiary in writing with respect to any default or alleged default by any party thereto and to deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Trustor with respect to any such default or alleged default.  Beneficiary shall have the option to cure any such default and to perform any or all of Trustor’s obligations thereunder.  All sums expended by Beneficiary in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from date of expenditure at the Agreed Rate.

ARTICLE II
ASSIGNMENT OF RENTS

2.01 Assignment of Rents.  Trustor hereby absolutely and irrevocably assigns and transfers to Beneficiary all the Rents of the Trust Estate, and hereby gives to and confers upon Beneficiary the right, power and authority to collect the Rents.  Trustor irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at the option of Beneficiary at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Trustor or Beneficiary, for all Rents and apply the same to the payment of the Obligations in such order as Beneficiary shall determine.  Trustor hereby authorizes and directs the lessees, tenants and occupants to make all payments under the Leases directly to Beneficiary upon written demand by Beneficiary, without further consent of Trustor; provided, however, that Trustor shall have the right to collect such Rents (but not more than one (1) month in advance unless the written approval of Beneficiary is first obtained), and to retain, distribute and enjoy same, so long as an Event of Default shall not have occurred hereunder or under the other Loan Documents.  The assignment of the Rents of the Trust Estate in this Article II is intended to be an absolute and unconditional present assignment from Trustor to Beneficiary and not merely the passing of a security interest. Beneficiary’s rights to the Rents are not contingent upon and may be exercised without possession of the Trust Estate.

2.02 Collection Upon an Event of Default.  Upon the occurrence of an Event of Default, Beneficiary may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations, enter upon and take possession of the Trust Estate, or any part thereof, and, with or without such entry or taking possession, in its own name sue for or otherwise collect the Rents (including, without limitation, those past due and unpaid) and apply the same, less costs and expenses of operation and collection (including, without limitation, attorneys’ fees) upon payment of the Obligations in such order as Beneficiary may determine.  The collection of such Rents, or the entering upon and taking possession of the Trust Estate, or the application of the Rents as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.  Trustor also hereby authorizes Beneficiary upon such entry, at its option, to take over and assume the management, operation and maintenance of the Trust Estate and to perform all acts Beneficiary in its sole discretion deems necessary and proper and to expend such sums out of Rents as may be needed in connection therewith, in the same manner and to the same extent as Trustor theretofore could do (including, without limitation, the right to enter into new leases, to cancel, surrender, alter or amend the terms of, and/or renew existing leases (collectively, the “Leases,”) and/or to make concessions to tenants).  Trustor hereby releases all claims of any kind or nature against Beneficiary arising out of such management, operation and maintenance, excepting the liability of Beneficiary to account as hereinafter set forth.

2.03 Application of Rents.  Upon such entry, Beneficiary shall, after payment of all property charges and expenses (including, without limitation, reasonable compensation to such managing agent as it may select and employ) and after the accumulation of a reserve to meet requisite amounts, credit the net amount of the Rents received by it to the Obligations, but the manner of the application of such net income and which items shall be credited shall be determined in the sole discretion of Beneficiary.  Beneficiary shall not be accountable for more monies than it actually receives from the Trust Estate; nor shall it be liable for failure to collect Rents.  Beneficiary shall make reasonable efforts to collect Rents, reserving, however, within its own absolute and sole discretion, the right to determine the method of collection and the extent to which enforcement of collection of Rents shall be prosecuted and Beneficiary’s judgment shall be deemed conclusive and reasonable.

2.04 Mortgagee in Possession.  It is not the intention of the parties hereto that an entry by Beneficiary upon the Premises under the terms of this instrument shall make Beneficiary a party in possession in contemplation of the law, except at the option of Beneficiary.

2.05 Indemnity.  Trustor hereby agrees to indemnify and hold harmless Beneficiary for, from and against any and all losses, liabilities, obligations, claims, demands, damages, penalties, judgments, costs, and expenses, including legal fees and expenses, howsoever and by whomsoever asserted, arising out of or in any way connected with this assignment; and all such losses, liabilities, obligations, claims, demands, damages, penalties, judgments, costs and expenses shall be deemed added to the indebtedness secured hereby and shall be secured by any and all other instruments securing said indebtedness.

2.06 No Obligation to Perform.  Nothing contained herein shall operate or be construed to obligate Beneficiary to perform any obligations of Trustor under any Lease (including, without limitation, any obligation arising out of any covenant of quiet enjoyment therein contained in the event the lessee under any such Lease shall have been joined as a party defendant in any action to foreclose and the estate of such lessee shall have been thereby terminated).  Prior to actual entry into and taking possession of the Premises by Beneficiary, this assignment shall not operate to place upon Beneficiary any responsibility for the operation, control, care, management or repair of the Trust Estate or any portion thereof, and the execution of this assignment by Trustor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Trust Estate is and shall be that of Trustor, prior to such actual entry and taking of possession.

ARTICLE III
SECURITY AGREEMENT

3.01 Creation of Security Interest.  Trustor hereby grants and assigns to Beneficiary a security interest in and to all the Personal Property to secure the payment and performance of the Obligations.

3.02 Representations, Warranties and Covenants of Trustor.  Trustor hereby represents, warrants and covenants (which representations, warranties and covenants shall survive creation of any indebtedness of Trustor to Beneficiary and any extension of credit thereunder) as follows:

(a) The Personal Property is not used or bought for personal, family or household purposes.

(b) The tangible portion of the Personal Property will be kept on or at the Premises or Improvements and Trustor will not, without the prior written consent of Beneficiary, remove the Personal Property or any portion thereof therefrom except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Trustor with similar items of equal or greater value.

(c) Trustor hereby authorizes Beneficiary to file one or more financing statements, financing statement amendments, continuation statements and fixture filings, and at the request of Beneficiary, Trustor will authorize and/or execute such other documents as Beneficiary may from time to time require to perfect or continue the perfection of Beneficiary’s interest in any Personal Property or Rents, pursuant to the California Commercial Code, as may be amended from time to time (“California Commercial Code”), in form satisfactory to Beneficiary and will pay the cost of recording and filing the same in all public offices wherever recording or filing is deemed by Beneficiary to be necessary or desirable.

(d) Trustor’s exact legal name is that indicated in the introductory paragraph hereof.

(e) Trustor is an organization of the type, and is organized in the jurisdiction set forth in the introductory paragraph hereof.

(f) Trustor’s principal place of business is in the State of California at the address set forth in the introductory paragraph hereof. Trustor does not do business under any trade name except as previously disclosed in writing to Beneficiary.  Trustor will immediately notify Beneficiary in writing of any change in its place of business or the adoption or change of any organizational name, trade name or fictitious business name, and will upon request of Beneficiary, authorize any additional financing statements or execute any other certificates necessary to reflect the adoption or change in trade name or fictitious business name.

(g) Trustor will not change its name or the type of legal entity that it is without Beneficiary’s prior written consent.

(h) Trustor will not change its state of incorporation or organization, without, in each instance, giving Beneficiary at least 45 days’ prior written notice thereof and taking all actions deemed necessary or appropriate by Beneficiary to continuously protect and perfect Beneficiary’s liens and security interests in the Trust Estate.

(i) Trustor shall immediately notify Beneficiary of any claim against the Personal Property adverse to the interest of Beneficiary therein.

3.03 Use of Personal Property by Trustor.  Until the occurrence of an Event of Default hereunder or under any other Loan Document, Trustor may have possession of the Personal Property and use it in any lawful manner not inconsistent with this Deed of Trust and not inconsistent with any policy of insurance thereon.

3.04 Remedies Upon an Event of Default.

(a) In addition to the remedies provided in Section 4.02 hereof, upon the occurrence of an Event of Default hereunder, Beneficiary may, at its option, do any one or more of the following:

(i) Either personally, or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Trustor and all others claiming under Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor with respect to the Personal Property or any part thereof.  In the event Beneficiary demands, or attempts to take possession of the Personal Property in the exercise of any rights under this Deed of Trust, Trustor agrees to promptly turn over and deliver possession thereof to Beneficiary;

(ii) Without notice to or demand upon Trustor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Personal Property (including, without limitation, paying, purchasing, contesting or compromising any Lien or Encumbrance, whether superior or inferior to such security interest) and in exercising any such powers or authority to pay all expenses (including, without limitation, litigation costs and reasonable attorney’s fees) incurred in connection therewith;

(iii) Require Trustor from time to time to assemble the Personal Property, or any portion thereof, at a place designated by Beneficiary and reasonably convenient to both parties, and deliver promptly such Personal Property to Beneficiary, or an agent or representative designated by Beneficiary.  Beneficiary, and its agents and representatives, shall have the right to enter upon any or all of Trustor’s premises and property to exercise Beneficiary’s rights hereunder;

(iv) Realize upon the Personal Property or any part thereof as herein provided or in any manner permitted by law and exercise any and all of the other rights and remedies conferred upon Beneficiary by this Deed of Trust, any other Loan Document, or by law, either concurrently or in such order as Beneficiary may determine;

(v) Sell or cause to be sold in such order as Beneficiary may determine, as a whole or in such parcels as Beneficiary may determine, the Personal Property and the remainder of the Trust Estate;

(vi) Sell, lease, or otherwise dispose of the Personal Property at public sale, upon terms and in such manner as Beneficiary may determine.  Beneficiary may be a purchaser at any sale; and

(vii) Exercise any remedies of a secured party under the California Commercial Code or any other applicable law.

(b) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall give Trustor at least five (5) days’ prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof to be made.  Such  notice may be mailed to Trustor at the address set forth in Section 5.05. If Beneficiary fails to comply with this Section 3.04 in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the California Commercial Code (or under the Uniform Commercial Code, enforced from time to time, in any other state to the extent the same is the applicable law)

(c) The proceeds of any sale under Section 3.04(a)(vi) shall be applied as follows:

(i) To the repayment of the reasonable costs and expenses of taking, holding, and preparing for the sale and the selling of the Personal Property (including, without limitation, costs of litigation and attorneys’ fees) and the discharge of all Impositions, Liens and Encumbrances, and claims thereof, if any, on the Personal Property prior to the security interest granted herein (except any Impositions or Liens and Encumbrances subject to which such sale shall have been made);

(ii) To the payment of the Obligations in such order as Beneficiary shall determine; and

(iii) The surplus, if any, shall be paid to the Trustor or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

Beneficiary shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Beneficiary from pursuing any further remedy that it may have.  Any repossession or retaking or sale of the Personal Property pursuant to the terms hereof shall not operate to release Trustor until full payment of any deficiency has been made in cash.

3.05 Security Agreement.  This Deed of Trust constitutes and shall be deemed to be a “security agreement” for all purposes and Beneficiary shall be entitled to all the rights and remedies of a “secured party” under the California Commercial Code.

3.06 Fixture Filing.  Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing.  This Deed of Trust shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts and general intangibles under the California Commercial Code and the Uniform Commercial Code as in effect from time to time in any other state where the Premises is situated.  In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.  The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.

3.07 Authorization to File Financing Statements; Power of Attorney.  Trustor hereby authorizes Beneficiary at any time and from time to time to file any initial financing statements, amendments thereto, and continuation statements with or without signature of Trustor as authorized by applicable law, as applicable to the Trust Estate.  For purposes of such filing, Trustor agrees to furnish any information requested by Beneficiary promptly upon request by Beneficiary.  Trustor also ratifies its authorization for Beneficiary to have filed any like initial financing statements, amendments thereto, or continuation statements if filed prior to the date of this Deed of Trust.  Trustor hereby irrevocably constitutes and appoints Beneficiary and any officer or agent of Beneficiary, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Trustor or in Trustor's own name to execute in Trustor's name any such documents and to otherwise carry out the purposes of this Section 3.07, to the extent that Trustor's authorization above is not sufficient.  To the extent permitted by law, Trustor hereby ratifies and affirms all acts said attorneys-in-fact shall lawfully do, have done in the past, or caused to be done in the future by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE IV
REMEDIES UPON DEFAULT

4.01 Events of Default.  Each of the following shall constitute an event of default (“Event of Default”):

(a) Payment Default.  The occurrence of any default in the payment of principal or interest on the Note when due which continues beyond any applicable notice and cure period as provided in the Note.

(b) Other Defaults.  The occurrence of any default under the Loan Agreement or any of the other Loan Documents which continues beyond any applicable notice and cure period as provided in the Loan Agreement or such other Loan Document, as applicable.

4.02 Acceleration Upon Default; Additional Remedies.  Upon the occurrence of an Event of Default, Beneficiary may, at its option, declare all or any part of the Obligations immediately due and payable without any presentment, demand, protest or notice of any kind.  Beneficiary may, in addition to the exercise of any or all of the remedies specified in Section 3.04:

(a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any acts that it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the Rents, or any part thereof, including, without limitation, those past due and unpaid, and apply the same, less costs and expenses of operation and collection (including, without limitation, attorneys’ fees) upon the Obligations, all in such order as Beneficiary may determine.  The entering upon and taking possession of the Trust Estate, the collection of such Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Trust Estate or the collection, receipt and application of Rents, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including, without limitation, the right to exercise the power of sale;

(b) Commence an action to foreclose the lien of this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

(c) Exercise of the power of sale herein contained and deliver to Trustee a written statement of breach, notice of default and election to cause Trustor’s interest in the Trust Estate to be sold; or

(d) Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing or guarantying all or any portion of the Obligations, or by law.

4.03 Exercise of Power of Sale.  If Beneficiary elects to exercise the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

(a) Upon receipt of such statement and notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Sale as then required by law.  Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Sale and Notice of Sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale.  Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied.  The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.  Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

(b) After deducting all costs, fees and expenses of Trustee and of this Trust, including, without limitation, Trustee’s fees and reasonable attorneys’ fees, and costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale in the following priority, to payment of:  (i) first, all sums expended under the terms of the Loan Documents, not then repaid, with accrued interest at the Agreed Rate; (ii) second, all sums due under the Note; (iii) third, all other sums, then secured hereby; and (iv) the remainder, if any, to the person or persons legally entitled thereto or as provided in California Civil Code Section 2924k or any similar or successor statute.

(c) Subject to California Civil Code Section 2924g, Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in it discretion, give a new notice of sale.

4.04 Personal Property.  It is the express understanding and intent of the parties that as to any personal property interests subject to Chapter 9 of the California Commercial Code, Beneficiary, upon an Event of Default, may proceed under the California Commercial Code or may proceed as to both real and personal property interests in accordance with the provisions of this Deed of Trust and its rights and remedies in respect to real property, as specifically permitted under California Commercial Code Section 9604(4), and treat both real and personal property interests as one parcel or package of security.

4.05 Appointment of Receiver.  Upon the occurrence of an Event of Default, Beneficiary, as a matter of right and without notice to Trustor or any one claiming under Trustor, and without regard to the then value of the Trust Estate or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor.  Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the later of the date of confirmation of sale of the Trust Estate or the date of expiration of any redemption period unless such receivership is sooner terminated.

4.06 Uniform Commercial Code Remedies.  Without limitation of Beneficiary’s rights of enforcement with respect to the Trust Estate or any part thereof in accordance with the procedures for foreclosure of real estate, Beneficiary may exercise its rights of enforcement with respect to the Personal Property or any part thereof under the California Commercial Code, as in effect from time to time and in conjunction with, in addition to or in substitution for those rights and remedies: (i) Beneficiary may enter upon Trustor’s premises to take possession of, assemble and collect the Personal Property or, to the extent and for those items of the Personal Property permitted under applicable law, to render it unusable; (ii) Beneficiary may require Trustor to assemble the Personal Property and make it available at a place Beneficiary designates which is mutually convenient to allow Beneficiary to take possession or dispose of the Personal Property; (iii) written notice mailed to Trustor as provided herein at least five (5) days prior to the date of public sale of the Personal Property or prior to the date on which private sale of the Personal Property will be made shall constitute reasonable notice; provided that, if Beneficiary fails to comply with this clause (iii) in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the California Commercial Code, as in effect from time to time; (iv) any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Personal Property under power of sale as provided in Section 4.03; (v) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Trust Estate may, at the option of Beneficiary, be sold as a whole; (vi) it shall not be necessary for Beneficiary to take possession of the Trust Estate or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary for the Personal Property or any part thereof to be present at the location of such sale; (vii) with respect to application of proceeds from disposition of the Personal Property under Section 4.03(b) hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses incurred by Beneficiary (including the market value of services provided by in-house counsel); (viii) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Obligations or as to the occurrence of any Default, or as to Beneficiary having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; (ix) Beneficiary may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of Beneficiary; (x) Beneficiary may comply with any applicable state or federal law or regulatory requirements in connection with a disposition of the Personal Property, and such compliance will not be considered to affect adversely the commercial reasonableness of any sale of the Personal Property; (xi) Beneficiary may sell the Personal Property without giving any warranties as to the Personal Property, and may specifically disclaim any warranties of title, merchantability, fitness for a specific purpose or the like, and this procedure will not be considered to affect adversely the commercial reasonableness of any sale of the Personal Property; (xii) Trustor acknowledges that a private sale of the Personal Property may result in less proceeds than a public sale; and (xiii) Trustor acknowledges that the Personal Property may be sold at a loss to Trustor, and that in such event Beneficiary shall have no liability or responsibility to Trustor for such loss.

4.07 Remedies Not Exclusive.  Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any and all of the Obligations and to exercise all rights and powers under the Loan Documents and under the law now or hereafter in effect, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured or guaranteed.  Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other rights herein contained, shall prejudice or in any manner affect Trustee’s or Beneficiary’s right to realize upon or enforce any other security or guaranty now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them shall be entitled to enforce this Deed of Trust and any other security or any guaranty now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine.  No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing under the law.  Every power or remedy given by any of the Loan Documents or by law to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and, to the extent permitted by law, either of them may pursue inconsistent remedies.

4.08 Request for Notice.  Trustor hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth in Section 5.05.

ARTICLE V
MISCELLANEOUS

5.01 Change, Discharge, Termination, or Waiver.  No provision of this Deed of Trust may be changed, discharged, terminated, or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought.  No failure on the part of Beneficiary to exercise and no delay by Beneficiary in exercising any right or remedy under the Loan Documents or under the law shall operate as a waiver thereof.

5.02 Trustor Waiver of Rights.  Trustor waives, to the extent permitted by law, (i) the benefit of all present and future laws providing for any appraisement before sale of any portion of the Trust Estate, and (ii) all rights of redemption, valuation, stay of execution, notice of election to mature or declare due the Obligations, and marshaling in the event of foreclosure of this Deed of Trust as a mortgage or exercise of the power of sale herein.

5.03 Statements by Trustor.  Trustor shall, within ten (10) days after written notice thereof from Beneficiary, deliver to Beneficiary a written statement stating the unpaid principal of and interest on the Note and any other amounts secured by this Deed of Trust and stating whether any offset or defense exists against such principal and interest or such other amounts.

5.04 Reconveyance by Trustee.  Upon written request of Beneficiary stating that all Obligations have been satisfied in full, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment by Trustor of Trustee’s fees, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder.  The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.  The grantee in any reconveyance may be described as “the person or persons legally entitled thereto.”

5.05 Notices.  All notices, requests and demands to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered or certified mail, return receipt requested, through the United States Postal Service to the addresses shown below or such other address which the parties may provide to one another in accordance herewith.  Such notices, requests and demands, if sent by mail, shall be deemed given two (2) days after deposit in the United States mail, and if delivered by hand, shall be deemed given when delivered.

To Beneficiary:	Western Alliance Bank
5335 Kietzke Lane, Suite 200
Reno, Nevada 89511

To Trustor:                            Zalanta Resort at the Village - Phase II, LLC
2221 Olympic Boulevard
Walnut Creek, California 94595

5.06 Acceptance by Trustee.  Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

5.07 Captions and References.  The headings at the beginning of each section of this Deed of Trust are solely for convenience and are not part of this Deed of Trust.  Unless otherwise indicated, each reference in this Deed of Trust to a section or an exhibit is a reference to the respective section herein or exhibit hereto.

5.08 Invalidity of Certain Provisions.  If any provision of this Deed of Trust is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.  If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

5.09 Subrogation.  To the extent that proceeds of the Note are used to pay any outstanding lien, charge or prior encumbrance against the Trust Estate, such proceeds have been or will be advanced by Beneficiary at Trustor’s request and Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

5.10 Attorneys’ Fees.  If any or all of the Obligations are not paid when due or if an Event of Default occurs, Trustor agrees to pay all costs of enforcement and collection and preparation therefore (including, without limitation, reasonable attorney’s fees) whether or not any action or proceeding is brought (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)), together with interest therein from the date of demand at the Agreed Rate.

5.11 Governing Law.  THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

5.12 Joint and Several Obligations.  If this Deed of Trust is signed by more than one party as Trustor, all obligations of Trustor herein shall be the joint and several obligations of each party executing this Deed of Trust as Trustor.

5.13 Number and Gender.  In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter gender and vice versa, if the context so requires.

5.14 Loan Statement Fees.  Trustor shall pay the amount demanded by Beneficiary or its authorized loan servicing agent for any statement regarding the Obligations, provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

5.15 Counterparts.  This document may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document.  Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to form physically one document, which may be recorded.

5.16 No Merger of Lease.  If both the lessor’s and lessee’s estate under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration executed by Beneficiary so stating, and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates.  In addition, upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Trust Estate shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure sale shall so elect.  No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

5.17 Status of Title.  Trustor represents and warrants that it is the lawful owner of the Trust Estate free and clear of all Liens and Encumbrances and holds a fee simple estate in the Premises and Improvements, subject only to the Permitted Exceptions and that Trustor has full right, power and authority to convey and mortgage the same and to execute this Deed of Trust.

5.18 Integration.  The Loan Documents contain the complete understanding and agreement of Trustor and Beneficiary and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

5.19 Binding Effect.  The Loan Documents will be binding upon, and inure to the benefit of, Trustor, Trustee and Beneficiary and their respective successors and assigns.  Trustor may not delegate its obligations under the Loan Documents.

5.20 Time of the Essence.  Time is of the essence with regard to the each provision of the Loan Documents as to which time is a factor.

5.21 Survival.  The representations, warranties, and covenants of the Trustor and the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

ARTICLE VI
ENVIRONMENTAL COMPLIANCE

6.01 Environmental Provisions.  Without limiting any of the remedies provided in the Loan Documents, Trustor acknowledges and agrees that certain Environmental Indemnity Agreement of even date herewith executed by Borrower and OWENS REALTY MORTGAGE, INC., a Maryland corporation, is an environmental provision (as defined in Section 736(f)(2) of the California Code of Civil Procedure (“CCP”)) made by Trustor relating to the real property security (the “Environmental Provisions”), and that Trustor’s failure to comply with the Environmental Provisions is a breach of contract such that Beneficiary shall have the remedies provided under CCP Section 736 (“Section 736”) for the recovery of damages and for the enforcement of the Environmental Provisions.  Pursuant to Section 736, Beneficiary’s action for recovery of damages or enforcement of the Environmental Provisions shall not constitute an action within the meaning of CCP Section 726(a) or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of CCP Sections 580a, 580b, 580d, or 726(b).  Other than the remedy provided under Section 736, all remedies provided for by the Loan Documents are separate and distinct causes of action that are not abrogated, modified, limited or otherwise affected by the remedies provided under CCP Section 736(a).

6.02 Waiver of Lien.  In accordance with CCP Section 726.5, Beneficiary may waive its lien against the Trust Estate or any portion thereof, together with fixtures or personal property thereon, to the extent such property is found to be environmentally impaired within the meaning of CCP Section 726.5, and may exercise any and all rights and remedies of an unsecured Loan or against Trustor and all of Trustor’s assets and property for the recovery of any deficiency, including, without limitation, seeking an attachment order under CCP Section 483.010.  No such waiver shall be final or binding on Beneficiary unless and until a final money judgment is obtained against Trustor.  As between Beneficiary and Trustor, for purposes of CCP Section 726.5, Trustor shall have the burden of proving that the release or threatened release was not knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced to by Trustor or any related party (or any affiliate or agent of Trustor or any related party) and that Trustor made written disclosure thereof to Beneficiary or that Beneficiary otherwise obtained actual knowledge thereof prior to the making of the loan evidenced by the Note.  For purposes of CCP Section 726.5, the acts, knowledge and notice of each “726.5 Party” shall be attributed to and be deemed to have been performed by the party or parties then obligated on and liable for payment of the Note.  As used herein, “726.5 Party” shall mean Trustor, any successor owner to Trustor of all or any portion of the Trust Estate, any related party of Trustor or any such successor and any affiliate or agent of Trustor, any such successor or any such related party.  Without limiting the foregoing provisions, Trustor acknowledges that the Trust Estate is included in the property covered by the Environmental Indemnity referred to in Section 6.01 above and is subject to all of the terms, conditions, and representations therein.

[Signature Page Follows]

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year first above written.

ZALANTA RESORT AT THE VILLAGE - PHASE II, LLC, a California limited liability company

By:	Owens Realty Mortgage, Inc., a Maryland corporation, Manager

By: /s/ William C. Owens
Name: William C. Owens
Title: Chairman of the Board

                       “TRUSTOR”

ACKNOWLEDGMENT

State of California

County of ___________

On ________________ before me, ____________________________________, Notary Public,
(here insert name of the officer)

personally appeared __________________________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ____________________________  (Seal)

EXHIBIT A

Legal Description

Real property in the City of South Lake Tahoe, County of EL DORADO, State of California, described as follows:

PARCEL ONE:

THE EAST 50.0 FEET OF LOT 5 IN BLOCK J AS SAID LOT AND BLOCK ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK” FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, STATE OF CALIFORNIA ON OCTOBER 05, 1909.

SAID 50.0 FEET BEING MEASURED ON THE NORTHERLY LINE OF ASPEN STREET AND EXTENDING TO A DEPTH OF 108.0 FEET FROM SAID ASPEN STREET.

ASSESSORS PARCEL NO.: 029-062-12-100

PARCEL TWO:

ALL THAT PORTION OF LOT 5, BLOCK J OF LAKESIDE PARK SUBDIVISION AS SAID LOT AND BLOCK ARE SHOWN ON THE MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY, CALIFORNIA” FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ON OCTOBER 05, 1909 MORE PARTICULARLY DESCRIBED AS FOLLOWS;

COMMENCING AT THE MOST WESTERLY CORNER OF SAID LOT 5 BEING THE POINT OF INTERSECTION OF THE EASTERLY BOUNDARY OF CEDAR AVENUE AND THE NORTHERLY BOUNDARY OF ASPEN STREET SAID AVENUE AND STREET ARE DELINEATED ON THE MAP OF LAKESIDE PARK SUBDIVISION; THENCE LEAVING SAID POINT OF BEGINNING AND RUNNING NORTHEASTERLY ALONG THE WESTERLY BOUNDARY OF LOT 5 AND ALONG THE EASTERLY BOUNDARY OF SAID CEDAR AVENUE, A DISTANCE OF 108.0 FEET TO THE NORTHWEST CORNER OF SAID LOT 5; THENCE LEAVING THE EASTERLY BOUNDARY OF CEDAR AVENUE AND RUNNING SOUTHEASTERLY ALONG THE NORTHERLY BOUNDARY OF SAID LOT 5 A DISTANCE OF 46.0 FEET; THENCE LEAVING THE NORTHERLY BOUNDARY OF SAID LOT 5 IN A SOUTHWESTERLY DIRECTION PARALLEL WITH THE WESTERLY BOUNDARY OF SAID LOT 5 A DISTANCE OF 108.0 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF SAID LOT 5, SAID POINT BEING ALSO SITUATE ON THE NORTHERLY BOUNDARY OF SAID ASPEN STREET; THENCE NORTHWESTERLY ALONG THE NORTHERLY BOUNDARY OF SAID ASPEN STREET A DISTANCE OF 46.0 FEET TO THE POINT OF BEGINNING.

ASSESSORS PARCEL NO.: 029-062-18-100

EXHIBIT A

PARCEL THREE:

ALL THAT PORTION OF LOT 3 BLOCK J AS SHOWN ON THAT CERTAIN MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK” FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, STATE OF CALIFORNIA ON OCTOBER 05, 1909 DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 3 A POINT IN THE SOUTHEASTERLY LINE OF CEDAR AVENUE SAID POINT ALSO BEING THE MOST WESTERLY CORNER OF LOT 2 IN SAID BLOCK; THENCE ALONG THE LINE BETWEEN SAID LOTS 2 AND 3 SOUTH 76° 15’ EAST 150 FEET TO THE CORNER COMMON TO LOTS 2, 3, 8 AND 9 OF SAID BLOCK; THENCE ALONG THE LINE BETWEEN SAID LOTS 3 AND 8 SOUTH 13° 45’ WEST 50 FEET; THENCE NORTH 76° 15’ WEST 150 FEET TO THE SOUTHEASTERLY LINE OF CEDAR AVENUE; THENCE ALONG THE SOUTHEASTERLY LINE OF CEDAR AVENUE 50 FEET TO THE POINT OF BEGINNING.

ASSESSORS PARCEL NO.: 029-062-06-100

PARCEL FOUR:

PARCEL A:

ALL THAT PORTION OF LOT 3, BLOCK J OF LAKESIDE PARK SUBDIVISION, AS SAID LOT AND BLOCK ARE DESIGNATED AND NUMBERED ON THE MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY, CALIFORNIA” WHICH MAP WAS RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, STATE OF CALIFORNIA ON OCTOBER 05, 1909 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST SOUTHWESTERLY CORNER OF SAID LOT 3 SITUATE ON THE EASTERLY BOUNDARY OF CEDAR AVENUE BEARING SOUTHWESTERLY A DISTANCE OF 324 FEET FROM THE INTERSECTION OF THE EASTERLY BOUNDARY OF CEDAR AVENUE AND THE SOUTH BOUNDARY OF POPLAR STREET; THENCE LEAVING SAID POINT OF BEGINNING AND RUNNING ALONG THE EASTERLY BOUNDARY OF SAID CEDAR AVENUE NORTHEASTERLY A DISTANCE OF 54 FEET; THENCE LEAVING THE EASTERLY BOUNDARY OF CEDAR AVENUE AND RUNNING SOUTHEASTERLY AT RIGHT ANGLES TO THE EASTERLY BOUNDARY OF SAID CEDAR AVENUE AND PARALLEL WITH THE SOUTHERLY BOUNDARY OF THE SAID LOT 3 A DISTANCE OF 150 FEET TO A POINT IN THE EASTERLY BOUNDARY OF SAID LOT 3; THENCE RUNNING SOUTHWESTERLY PARALLEL WITH THE EASTERLY BOUNDARY OF SAID CEDAR AVENUE AND AT RIGHT ANGLES TO THE SOUTHERLY BOUNDARY OF SAID LOT 3 DISTANCE OF 54 FEET TO THE SOUTHEAST CORNER OF SAID LOT 3; THENCE NORTHWESTERLY ALONG THE SOUTHERLY BOUNDARY OF SAID LOT 3 A DISTANCE OF 150 FEET TO THE POINT OF BEGINNING.

PARCEL B:

EXHIBIT A

THE SOUTHERLY FOUR (4) FEET OF THE NORTHERLY ONE-HALF OF LOT 3, BLOCK J OF LAKESIDE PARK SUBDIVISION AS SAID LOT AND BLOCK ARE DESIGNATED AND NUMBERED ON THE MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY, CALIFORNIA” WHICH MAP WAS RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY STATE OF CALIFORNIA ON OCTOBER 05, 1909 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE SOUTHEASTERLY LINE OF CEDAR AVENUE FROM WHICH THE INTERSECTION OF THE SAID SOUTHEASTERLY LINE OF SAID AVENUE AND THE SOUTHWESTERLY LINE OF POPLAR STREET IN SAID SUBDIVISION BEARS NORTH 13° 45’ EAST 266.0 FEET; THENCE ALONG SAID CEDAR AVENUE SOUTH 13° 45’ WEST 4.0 FEET; THENCE LEAVING SAID AVENUE SOUTH 76° 15’ EAST 150.00 FEET TO THE LINE BETWEEN LOTS 3 AND 8 NORTH SAID BLOCK J; THENCE ALONG SAID LAST MENTIONED LINE NORTH 13° 45’ EAST 4.0 FEET; THENCE LEAVING SAID LINE NORTH 76° 15’ WEST 150.00 FEET TO THE POINT OF BEGINNING.

PARCEL C:

LOT 4 BLOCK J AS SHOWN ON THAT CERTAIN MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY, STATE OF CALIFORNIA” FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY STATE OF CALIFORNIA ON OCTOBER 05, 1909.

PARCEL D:

ALL THAT PORTION OF LOT 5, BLOCK J, OF FIRST SUBDIVISION OF LAKESIDE PARK AS SAID LOT AND BLOCK ARE SHOWN ON THE MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY CALIFORNIA” WHICH MAP WAS RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, STATE OF CALIFORNIA ON OCTOBER 05, 1909 DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 5 ON THE NORTHEASTERLY LINE OF ASPEN STREET FROM WHICH THE MOST WESTERLY CORNER OF SAID LOT BEARS NORTH 76° 15’ WEST 46 FEET; THENCE NORTH 13° 45’ EAST 108 FEET TO THE NORTHEASTERLY LINE OF SAID LOT 5, A POINT WHICH BEARS SOUTH 76° 15’ EAST 46 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 5; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 5, SOUTH 75° 15’ EAST 54 FEET; THENCE SOUTH 13° 45’ WEST 108 FEET TO THE SOUTHWESTERLY LINE OF SAID LOT 5; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID LOT 5 NORTH 76° 15’ WEST 54 FEET TO THE POINT OF BEGINNING.

ASSESSORS PARCEL NO.: 029-062-20-100

EXHIBIT A

EXHIBIT B

DESCRIPTION OF PERSONAL PROPERTY

All of Trustor’s assets, including without limitation, “Account”, “Cash proceeds”, “Chattel paper”, whether tangible or electronic, “Collateral”, “Deposit account”, “Electronic chattel paper”, “Equipment”, “Fixtures”, “General intangibles” (including payment intangibles and any trademarks, trade names, goodwill, software and symbols), “Goods”, “Instrument”, “Inventory”, “Investment property”, “Letter-of-credit right”, “Noncash proceeds”, “Proceeds”, and “Tangible chattel paper”, as defined in the California Commercial Code, as such California Commercial Code may be amended from time to time.  Such assets include without limitation,

(a) All personal property (including, without limitation, all goods, supplies, equipment, furniture, furnishings, fixtures, machinery, inventory, and construction materials and software embedded in any of the foregoing) in which Trustor now or hereafter acquires an interest or right, which is now or hereafter located on or affixed to the Premises or the Improvements or used or useful in the operation, use, or occupancy thereof or the construction of any Improvements thereon, together with any interest of Trustor in and to personal property which is leased or subject to any superior security interest, and all books, records, leases and other agreements, documents, and instruments of whatever  kind or character, relating to the Premises, Improvements, or such personal property;

(b) All fees, income, rents, issues, profits, earnings, receipts, royalties, and revenues which, after the date hereof and while any portion of the Obligations remains unpaid or unperformed, may accrue from such personal property or any part thereof or from the Premises, the Improvements or any other part of the Trust Estate, or which may be received or receivable by Trustor from any hiring, using, letting, leasing, subhiring, subletting, subleasing, occupancy, operation, or use thereof;

(c) All of Trustor’s rights under contracts for the sale of the Premises and Improvements or any portion thereof;

(d) All of Trustor’s present and future rights to receive payments of money, services, or property, including, without limitation, rights to all deposits from tenants of the Premises or Improvements: rights to receive capital contributions or subscriptions from Trustor’s members, partners or shareholders, amounts payable on account of the sale of membership or partnership interests in Trustor or the capital stock of Trustor, accounts and other accounts receivable, deposit accounts maintained with Beneficiary and its affiliates, chattel paper (whether tangible or electronic), notes, drafts, contract rights, instruments, general intangibles, all as defined in the California Commercial Code, as presently or hereafter in effect, and principal, interest and payments due on account of goods sold or leased, services rendered, loans made or credit extended, together with title to or interest in all agreements, documents, and instruments, evidencing, securing or guarantying the same;

EXHIBIT B

(e) All other intangible property (and related software) and rights relating to the Premises, the Improvements, the personal property described in Section (a) above or the operation, occupancy, or use thereof, including, without limitation, all governmental and non-governmental permits, licenses, and approvals relating to construction on or operation, occupancy, or use of the Premises or Improvements, all names under or by which the Premises or Improvements may at any time be operated or known, all rights to carry on business under any such names, or any variant thereof, all trade names and trademarks relating in any way to the Premises or the Improvements, and all good will and software in any way relating to the Premises or the Improvements;

(f) All as-extracted collateral produced from or allocated to the Premises, including, without limitation, oil, gas, and other hydrocarbons and other minerals;

(g) Trustor’s rights under all insurance policies covering the Premises, the Improvements, the Personal Property, and the other parts of the Trust Estate and any and all proceeds, loss payments, and premium refunds payable regarding the same;

(h) All reserves, deferred payments, deposits, refunds, cost savings, and payments of any kind relating to the construction of any Improvements on the Premises;

(i) All water stock relating to the Premises;

(j) All causes of action, claims, compensation, and recoveries for any damage to, destruction of, or condemnation or taking of the Premises, the Improvements, the Personal Property, or any other part of the Trust Estate, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the Premises, the Improvements, the Personal Property, or any other part of the Trust Estate, or for any loss or diminution in value of the Premises, the Improvements, the Personal Property, or any other part of the Trust Estate;

(k) All architectural, structural, mechanical, and engineering plans and specifications prepared for construction of Improvements or extraction of minerals or gravel from the Premises and all studies, data, and drawings related thereto; and also all contracts and agreements of the Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data, and drawings or to the construction of Improvements on or extraction of minerals or gravel from the Premises;

(l) All commercial tort claims Trustor now has or hereafter acquires relating to the properties, rights, titles, and interests referred to in this Exhibit B or elsewhere in the Deed of Trust;

(m) All letter of credit rights (whether or not the letter of credit is evidenced by a writing) Trustor now has or hereafter acquires relating to the properties, rights, titles and interest referred to in this Deed of Trust;

(n) All proceeds from sale or disposition of any of the aforesaid collateral and all supporting obligations ancillary thereto or arising in any way in connection therewith;

(o) All of Trustor’s “Deposit accounts” (as that term is defined by the California Commercial Code, as may be amended from time to time) maintained by Trustor at Beneficiary’s offices; and

EXHIBIT B

(p) All Trustor’s rights in proceeds of the loan evidenced by the Note.

As used in this Exhibit B the terms “Obligations”, “Note”, “Trust Estate”, “Premises”, “Improvements”, and “Personal Property” shall have the meanings set forth in the Deed of Trust to which this Exhibit B is attached.

EXHIBIT B

EXHIBIT C

“Permitted Exceptions” means the following:

1. Sale, transfer, or other disposition of any Personal Property that is consumed or worn out in ordinary usage and that is promptly replaced with similar items of equal or greater value.

2. Liens and Encumbrances being contested in accordance with Section 1.17 of this Deed of Trust.

3. Impositions being contested in accordance with Section 1.08(d) of this Deed of Trust.

4. This Deed of Trust.

5. Items approved by Beneficiary in writing as listed on Schedule B to the Title Policy.

6. Tenant leases which are approved or “deemed” approved by Beneficiary pursuant to the Loan Agreement

EXHIBIT C